As filed with the U.S. Securities and Exchange Commission on May 8, 2023.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Hoya Capital High Dividend Yield ETF

Ticker: RIET

Annual Report

February 28, 2023

Hoya Capital ETFs

Hoya Capital ETFs

Letters to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2022 through February 28, 2023 (the “Current Fiscal Period”).

HOMZ offers diversified exposure across the U.S. housing sector, one of the largest and most critical asset classes in the world. The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

As of the end of the Current Fiscal Period, the Distribution Yield on HOMZ was 2.31% and the 30 Day SEC Yield was 2.40%. HOMZ has paid a monthly distribution in each month since inception.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for HOMZ generated a cumulative total return of -9.34% and -9.62%, respectively, compared to a return of -7.69% on the S&P 500® Index and -0.62% on the S&P MidCap 400® Index. The Hoya Capital Housing 100TM Index returned -9.33% during the Current Fiscal Period. Meanwhile, outstanding shares ended the Current Fiscal Period at 1,000,000.

Inflation – and actions undertaken to contain it – was the dominate macroeconomic theme of the Current Fiscal Period, a twelve-month period that was broadly challenging for the valuations and performance of financial assets. A combination of supply-side disruptions and demand-side factors drove the annual increase in the U.S. Consumer Price Index to the highest level since November 1981,1 which prompted the Federal Reserve to aggressively raise benchmark interest rates, which in turn significantly slowed the pace of economic growth. The United States recorded Real GDP growth of 2.1% in 2022, slowing from the 5.9% increase in the prior year.2

Relative to the broader economy, U.S. housing industry experienced perhaps the most direct and immediate impact from the Federal Reserve’s rate hiking cycle during the Current Fiscal Period. The 30-Year Fixed Mortgage Rate increased dramatically during the period – rising from 3.76% in the first week to 6.50% in the final week3 – a historically swift increase in rates that priced many potential homebuyers out of the market, leading to a significant cooldown in the pace of home sales. Existing Home Sales declined sequentially for the first eleven consecutive months of the Current Fiscal Period and were lower by 22.6% on a year-over-year basis in February,4 the final month of the Current Fiscal Period.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

New home construction activity also cooled during the Current Fiscal Period - particularly in the single-family segment - as Private Housing Starts on single-family homes were lower by 31.6% in February, declining to levels below that of late 2019 before the pandemic.5 Home price appreciation also cooled considerably and turned negative on a month-over-month basis in many markets later in the period. The Case-Shiller US National Home Price Index declined 0.2% in July from the prior month, which was the first month-over-month decline since February 2012, and declined sequentially in each of the next six months.6

Despite the slowdown in single-family markets, total household formation remained on a positive trajectory, consistent with the historical correlation between household formations and employment levels. Nearly two million new U.S. households were formed in 20227, as tailwinds from the maturing millennial generation – the largest age cohort in the United States – were amended by a rebound in immigration and birth rates. The Census Bureau reported that net international migration added more than a million people to the U.S. population during the period8 - the largest single-year increase since 2010 - while the CDC reported that U.S. birth rate increased for the first time since 2014.9

During the Current Fiscal Period, the Homebuilder sector was the leading upside contributor to the Fund’s performance despite these headwinds, exhibiting a significant rebound later in the period on expectations of easing inflationary and interest rate pressures. Of note, despite the cooldown in activity in 2022, housing inventory levels remain near historic lows across most metrics due to the lingering effects of the significant underbuilding of single-family homes throughout the 2010s. In the final month of the Current Fiscal Period, the Existing Home Sales Months Supply remained near historic lows at just 2.6 – roughly 50% below the twenty year average.10

The Property, Title & Mortgage Insurers sector was the second-leading upside contributor, benefiting from earnings growth resulting from the increase in benchmark interest rates and from a generally benign risk environment during the period. Delinquency rates on home mortgages declined to record-lows of 1.77% in the fourth quarter.11 Owing to the harsh lessons learned from the Great Financial Crisis, mortgage lending standards have remained disciplined throughout the past decade. Notably, adjustable rate mortgages have accounted for less than 10% of originations since 2010 compared to a peak of 35% in 2005.12

The Home Building Products & Materials sector was the third-leading upside contributor, benefited from a continuation of home-centric behavioral changes in which consumers – particularly those with work-from-home and remote-study arrangements - invested heavily in home improvement. The gradual easing of supply chain constraints later in the Current Fiscal Period also contributed to the realization of previously-deferred

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

home repair and remodeling activity, a trend that we expect to continue given the aging of the American housing stock, a byproduct of low levels of new home construction activity in the 2010s.

The leading detractor to the Fund’s performance during the Current Fiscal Period was the Residential Real Estate Investment Trusts (“REITs”) sector as higher financing costs and expectations moderating rental rate growth resulted in negative appreciation in valuations of apartment and single-family rental real estate assets. The Real Estate Technology, Brokerage & Services sectors was also a notable laggard during the period as performance was negatively impacted by the slowdown in the pace of single-family home sales and by multiple compression across many technology-related equities during the Current Fiscal Period.

We continue to see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply, the continued aging of the U.S. housing stock, and strong secular demand provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry – tailwinds that will be enhanced by advancements in property technology which will significantly improve the efficiency, productivity, and margins of the housing industry at large.

Further, HOMZ is the lowest-cost ETF out of seven funds in its ETFdb segment as of the end of the period,13 and given the ever-present uncertainty, we believe that capturing balanced and diversified exposure across the entire housing sector – homebuilders, rental operators, home improvement, and housing technology firms - is optimized to efficiently capture these thematic growth trends.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

1 U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. February 2023. (Release Date: March 14, 2023). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

2 U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Fourth Quarter, 2022. (Release Date: January 26, 2023). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

3 Freddie Mac, 30-Year Fixed Rate Mortgage Average in the United States. Retrieved on March 23, 2023.

4 National Association of Realtors, Existing Home Sales. February 2023. (Release Date: March 21, 2023) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

5 U.S. Census Bureau and U.S. Department of Housing and Urban Development, New Privately-Owned Housing Units Started: Single-Family Units. February 2023. (Release Date: March 16, 2023). As provided by the Census, start occurs when excavation begins for the footings or foundation of a building.

6 S&P Dow Jones Indices LLC, S&P/Case-Shiller U.S. National Home Price Index. December 2022. (Release Date: February 28, 2023). The Case-Shiller Index, formally known as the S&P CoreLogic Case-Shiller U.S. National Home Price Index, is an economic indicator that measures the change in value of U.S. single-family homes on a monthly basis.

7 U.S. Census Bureau, Household Estimates. Fourth Quarter 2022. (Release Date: January 31, 2023).

8 U.S. Census Bureau, “Net Migration Between the United States and Abroad in 2022 Reaches Highest Level Since 2017” (Release date: December 22, 2022).

9 U.S. Centers for Disease Control and Prevention, “Births Rose for the First Time in Seven Years in 2021” (Release date: May 24, 2022).

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

10 National Association of Realtors, Existing Home Sales. February 2023. (Release Date: March 21, 2023) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

11 U.S. Board of Governors of the Federal Reserve System, Delinquency Rate on Single-Family Residential Mortgages. Fourth Quarter, 2022. (Release Date: February 21, 2023)

12 Mortgage Bankers Association “Chart of the Week: Adjustable-Rate Mortgage (ARM) Loan Trends.” (Release Date: July 25, 2022)

13 Lowest expense ratio out of 7 US-registered ETFs in the ETFdb Homebuilders ETF Segment as of 2/28/2023. Expense ratio data for other ETFs were obtained from the funds’ prospectuses, data pulled as of 2/28/2023. ETFs in the same ETFdb segment may track different indexes, have differences in holdings, and show different performance.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital High Dividend Yield ETF (“RIET” or the “Fund”). The following information pertains to the period from March 1, 2022 through February 28, 2023 (the “Current Fiscal Period”).

RIET offers diversified exposure to select high-dividend yielding securities across the U.S. real estate sector. The Fund seeks to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (“the Index”), a rules-based index that is designed to provide diversified exposure to 100 U.S. exchange-listed common and preferred securities that collectively provide income through high dividend yields.

The multi-factor selection process incorporates a quality screen to identify companies with lower leverage profiles and begins with the selection of “Dividend Champions.” Securities are then selected based principally on dividend yield across 14 property sectors and 3 market capitalization tiers. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities.

As of the end of the Current Fiscal Period, the Distribution Yield on RIET was 9.09% and the 30 Day SEC Yield was 9.14%. RIET has paid a monthly distribution in each month since inception.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for RIET generated a cumulative total return of -14.19% and -14.20%, respectively, compared to a return of -11.79% on the Dow Jones U.S. Real Estate Index (the “Benchmark”). The Hoya Capital High Dividend Yield Index (the “Index”) returned -13.81% during the Current Fiscal Period. Meanwhile, outstanding shares ended the Current Fiscal Period at 2,870,000.

Inflation – and actions undertaken to contain it – was the dominate macroeconomic theme of the Current Fiscal Period, a twelve-month period that was broadly challenging for the valuations and performance of financial assets. A combination of supply-side disruptions and demand-side factors drove the annual increase in the U.S. Consumer Price Index to the highest level since November 1981,1 which prompted the Federal Reserve to aggressively raise benchmark interest rates, which in turn significantly slowed the pace of economic growth. The United States recorded Real GDP growth of 2.1% in 2022, slowing from the 5.9% increase in the prior year.2

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Relative to the broader economy, U.S. commercial real estate market experienced more direct and immediate impacts from the Federal Reserve’s rate hiking cycle, consistent with the historical rate-sensitivity of the real estate industry. Notably, the rate hiking cycle – which began in the first month of the Current Fiscal Period – resulted in the largest increase in the Federal Funds rate in any twelve-month period since 1981.3 Higher financing costs and tighter credit conditions resulted in negative appreciation in valuations of commercial real estate assets across most major property sectors, a slowdown in transactions activity, and a moderation in new development activity.

Owing to the harsh lessons learned from the Great Financial Crisis, a tenor of conservatism has prevailed across most segments of the U.S. commercial real estate industry over the past decade, and thus enter this challenging macroeconomic period with resilient fundamentals characterized by historically low levels of available supply and limited pockets of excess. We believe that the industry is particularly well-positioned to emerge as early leaders of the broader economic recovery as pressures from elevated inflation and tight monetary policy begin to ease.

During the Current Fiscal Period, the Real Estate Preferreds category was the leading upside contributor to the fund’s performance, benefiting primarily from the floating-rate feature included on roughly half of the securities in the category in which dividend payments are reset periodically based on benchmark interest rates.

The Large Cap REIT category was the leading upside contributor among the three Market Cap Tiers. More broadly, the comparative advantage of publicly-traded REITs relative to smaller private real estate companies became a factor given the tighter credit conditions and rising interest rates, as many publicly-traded REITs are able to finance operations using longer-term unsecured debt because of their investment-grade credit rating, while smaller private real estate firms tend to rely more heavily on shorter-maturity mortgage debt.

The Large Cap REIT category benefited from particularly strong performance from the Specialty property sector – notably the casino REIT sub-sector – which is viewed as one of the more inflation-hedged asset classes given their lease structure which include CPI-linked rent escalators and indirect inflation hedges linked to tenant performance.

Across all three REIT market capitalization tiers, the Healthcare property sector was also a notable upside standout during the fiscal period as REITs focused on senior housing and skilled nursing properties benefited from the post-pandemic recovery in occupancy rates and improved labor market conditions after battling severe nursing shortages and margin pressures in the prior fiscal period. The Net Lease property sector was also a notable upside standout as investors rotated back into more defensive areas of the real estate sector, which benefited property sectors including Net Lease and Healthcare that tend to utilize longer lease terms.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

The leading detractors during the Current Fiscal Period were the Mid-Cap REITs and Small-Cap REITs category, which were negatively affected by the sharp rise in interest rates and the broader slowdown in economic growth given that smaller market capitalization REITs tend to operate with a higher-degree of financial and operational leverage compared to their larger peers. The rise in interest rates and a slower pace of real estate transactions activity particularly affected several REITs that utilize a higher degree of variable-rate financing and several REITs that were in the midst of a shift in business strategy that were reliant on asset dispositions.

Across all three REIT market capitalization tiers, the Office property sector was the notable laggard during the fiscal period. For Office REITs, the post-pandemic “return to the office” was more muted than anticipated as tight labor market conditions and generally high-levels of employee satisfaction with hybrid or remote work arrangements have prevented employers from mandating in-person attendance. Industrial REITs and Infrastructure REITs were also notable laggards at the property-sector level during the Current Fiscal Period due primarily to multiple compression across technology and e-commerce related equities during the Current Fiscal Period.

We continue to see a compelling long-term investment case for RIET, particularly for investors seeking diversified exposure to real, income-producing assets in the United States which provide the potential for reliable monthly income and inflation-hedging in an otherwise uncertain macroeconomic and geopolitical environment.

Further, the diligently researched rules-driven selection process of the RIET Index reflects an “income-first” objective and is grounded in the core principals of balanced diversification and limited single-stock risk, which we believe provides both innovative and optimized exposure to high income-producing securities in a simple, accessible, and cost-effective package.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The fund is passively managed and attempts to mirror the composition and performance of the Hoya Capital High Dividend Yield Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index and may at times not hold or be fully invested in the same securities as the index. The Fund’s investments will be concentrated in real estate-related industries. Investments in real estate companies involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Compared to large cap companies, small and mid-capitalizations companies may be less stable and their securities may be more volatile and less liquid. The Fund is new with no track record to evaluate. The fund seeks to maintain relatively consistent monthly distributions; however, because the amount of income earned by the Fund varies from month-to-month, the Fund’s distributions may be more or less than the actual amount of income earned in that period and may include income, return of capital, and capital gains. Distributions for funds investing in real estate investment trusts (REITs) may later be characterized as capital gains and/or a return of capital, depending on the character of the dividends reported to each fund after year-end by REITs held by a fund. The final tax treatment of these distributions will be reported to shareholders after the close of each fiscal year on form 1099-DIV.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The Dow Jones US Real Estate Index is designed to track the performance of real estate investment trusts (REIT) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

1 U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. February 2023. (Release Date: March 14, 2023). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

2 U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Fourth Quarter, 2022. (Release Date: January 26, 2023). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

3 U.S. Board of Governors of the Federal Reserve System. Federal Funds Effective Rate. Retrieved on March 23, 2023.

Past performance does not guarantee future results.

The Hoya Capital High Dividend Yield Index seeks to provide diversified exposure to 100 of the highest dividend yielding real estate securities in the United States, utilizing a rules-based methodology to select U.S. exchange-listed real estate securities that collectively provide income through high dividend yields. Securities are selected to the Index through a multi-factor, tier-weighted process that selects components based principally on dividend yield, subject to diversification requirements across property sectors and market capitalizations, and subject to minimum liquidity requirements. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to RIET which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Performance Summary

(Unaudited)

Growth of $10,000

Average Annual Returns February 28, 2023	1 Year	3 Year	Since Inception (3/19/2019)
Hoya Capital Housing ETF - NAV	-9.62%	11.97%	11.35%
Hoya Capital Housing ETF - Market	-9.34%	12.18%	11.41%
Hoya Capital Housing 100TM Index	-9.33%	12.47%	11.84%
S&P 500® Index	-7.69%	12.15%	10.79%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 19, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.TheHousingETF.com. The gross expense ratio as of the 06/30/22 prospectus was 0.30%.

Hoya Capital High Dividend Yield ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns February 28, 2023	1 Year	Since Inception (9/21/2021)
Hoya Capital High Dividend Yield ETF - NAV	-14.20%	-10.95%
Hoya Capital High Dividend Yield ETF - Market	-14.19%	-10.87%
Hoya Capital High Dividend Yield Index - Gross Total Return	-13.81%	-10.63%
Hoya Capital High Dividend Yield Index - Net Total Return	-16.05%	-12.86%
Dow Jones U.S. Real Estate Index	-11.79%	-10.21%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 21, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.TheIncomeETF.com/RIET. The gross expense ratio as of the 06/30/22 prospectus was 0.50%.

Hoya Capital ETFs

Portfolio Allocations

As of February 28, 2023 (Unaudited)

Hoya Capital Housing ETF
Sector	Percentage of Net Assets
Residential REITs & Real Estate Operators (a)	28.6%
Homebuilders	17.1
Home Building Products & Materials	15.4
Home Furnishings & Home Goods	14.2
Mortgage Lenders & Servicers	10.0
Home Improvement Retailers	5.2
Property, Title & Mortgage Insurance	5.2
Real Estate Technology, Brokerage & Services	4.0
Short-Term Investments	0.2
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

Hoya Capital High Dividend Yield ETF
Sector	Percentage of Net Assets
Small-Cap REITs (b)	30.2%
Mid-Cap REITs (b)	27.6
Dividend Champions	15.5
Large-Cap REITs	14.6
Preferreds Issued by U.S. REITs	11.1
Short-Term Investments	0.9
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

(a)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

Hoya Capital Housing ETF

Schedules of Investments

February 28, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Home Building Products & Materials — 15.4%
3,961	A.O. Smith Corporation	$259,960
3,210	Armstrong World Industries, Inc.	253,108
4,153	Beacon Roofing Supply, Inc. (a)	269,945
4,023	Builders FirstSource, Inc. (a)	341,070
5,567	Carrier Global Corporation	250,682
1,127	Cavco Industries, Inc. (a)	321,195
1,823	Eagle Materials, Inc.	255,803
6,874	Leggett & Platt, Inc.	237,084
920	Lennox International, Inc.	234,444
3,777	Louisiana-Pacific Corporation	220,992
4,880	Masco Corporation	255,858
3,917	Masterbrand, Inc. (a)	38,152
2,422	Mohawk Industries, Inc. (a)	249,103
2,672	Owens Corning	261,295
5,090	PotlatchDeltic Corporation	234,954
2,652	Simpson Manufacturing Company, Inc.	286,045
4,819	Skyline Champion Corporation (a)	329,668
1,657	TopBuild Corporation (a)	343,977
5,359	Trex Company, Inc. (a)	274,006
879	Watsco, Inc.	267,840
7,589	Weyerhaeuser Company	237,156
		5,422,337
	Home Furnishings & Home Goods — 14.2%
2,728	Amazon.com, Inc. (a)	257,059
4,646	American Woodmark Corporation (a)	236,853
13,685	AZEK Company, Inc. (a)	329,672
480	Costco Wholesale Corporation	232,406
3,380	Floor & Decor Holdings, Inc. — Class A (a)	310,318
3,917	Fortune Brands Home & Security, Inc.	242,658
9,704	La-Z-Boy, Inc.	314,215
1,816	Middleby Corporation (a)	282,370
11,191	MillerKnoll, Inc.	267,129
1,927	PPG Industries, Inc.	254,480
942	RH (a)	281,686
1,045	Sherwin-Williams Company	231,311
8,445	Sleep Number Corporation (a)	336,618

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Home Furnishings & Home Goods — 14.2% (Continued)
8,057	Tempur Sealy International, Inc.	$344,356
1,679	Walmart, Inc.	238,636
7,697	Wayfair, Inc. - Class A (a)	311,652
1,730	Whirlpool Corporation	238,705
2,054	Williams-Sonoma, Inc.	256,586
		4,966,710
	Home Improvement Retailers — 5.2%
3,020	Home Depot, Inc.	895,551
4,574	Lowe’s Companies, Inc.	941,100
		1,836,651
	Homebuilders — 17.1%
5,933	DR Horton, Inc.	548,684
16,168	KB Home	570,245
5,761	Lennar Corporation - Class A	557,319
15,514	MDC Holdings, Inc.	574,018
5,867	Meritage Homes Corporation (a)	640,853
112	NVR, Inc. (a)	579,446
11,215	PulteGroup, Inc.	613,124
17,040	Taylor Morrison Home Corporation (a)	610,543
10,661	Toll Brothers, Inc.	639,020
27,305	Tri Pointe Homes, Inc. (a)	650,951
		5,984,203
	Mortgage Lenders & Servicers — 10.0%
22,943	AGNC Investment Corporation	249,390
10,483	Annaly Capital Management, Inc.	216,788
14,887	Arbor Realty Trust, Inc.	224,496
5,813	Bank of America Corporation	199,386
33,326	Chimera Investment Corporation	216,286
5,267	Citizens Financial Group, Inc.	219,950
14,386	Huntington Bancshares, Inc.	220,394
1,615	JPMorgan Chase & Company	231,510
24,795	New Residential Investment Corporation	225,635
14,199	PennyMac Mortgage Investment Trust	185,013
1,321	PNC Financial Services Group, Inc.	208,612
29,532	Rocket Companies, Inc. - Class A	232,122
4,696	Truist Financial Corporation	220,477
13,462	Two Harbors Investment Corporation	223,065

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Mortgage Lenders & Servicers — 10.0% (Continued)
53,549	UWM Holdings Corporation	$228,119
4,627	Wells Fargo & Company	216,405
		3,517,648
	Property, Title & Mortgage Insurance — 5.2%
1,630	Allstate Corporation	209,911
5,635	Fidelity National Financial, Inc.	224,611
4,049	First American Financial Corporation	229,902
16,204	MGIC Investment Corporation	222,967
9,029	Old Republic International Corporation	238,095
1,678	Progressive Corporation	240,827
11,211	Radian Group, Inc.	239,355
1,165	Travelers Companies, Inc.	215,665
		1,821,333
	Real Estate Technology, Brokerage & Services — 4.0%
33,634	Anywhere Real Estate, Inc. (a)	194,741
2,745	CoStar Group, Inc. (a)	193,962
68,537	Matterport, Inc. (a)	209,038
11,304	RE/MAX Holdings, Inc. - Class A	209,011
45,030	Redfin Corporation (a)	333,672
6,326	Zillow Group, Inc. - Class C (a)	265,692
		1,406,116
	Residential REITs & Real Estate Operators — 28.6% (b)
15,252	American Homes 4 Rent - Class A	473,117
13,315	Apartment Income REIT Corporation	503,307
2,905	AvalonBay Communities, Inc.	501,171
4,199	Camden Property Trust	481,877
12,040	CubeSmart	565,760
7,603	Equity LifeStyle Properties, Inc.	520,881
7,789	Equity Residential	486,968
2,295	Essex Property Trust, Inc.	523,398
3,130	Extra Space Storage, Inc.	515,354
27,895	Independence Realty Trust, Inc.	504,621
15,529	Invitation Homes, Inc.	485,437
3,049	Mid-America Apartment Communities, Inc.	488,145
10,316	NexPoint Residential Trust, Inc.	499,604
1,639	Public Storage	489,979
3,394	Sun Communities, Inc.	485,817

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Residential REITs & Real Estate Operators — 28.6% (b) (Continued)
55,411	Tricon Residential, Inc.	$448,829
12,133	UDR, Inc.	519,778
27,737	UMH Properties, Inc.	471,806
10,976	Ventas, Inc.	533,982
7,122	Welltower, Inc.	527,883
		10,027,714
	TOTAL COMMON STOCKS (Cost $39,164,356)	34,982,712

	SHORT-TERM INVESTMENTS — 0.2%
66,845	First American Government Obligations Fund - Class X, 4.37% (c)	66,845
	TOTAL SHORT-TERM INVESTMENTS (Cost $66,845)	66,845
	TOTAL INVESTMENTS — 99.9% ($39,231,201)	35,049,557
	Other Assets in Excess of Liabilities — 0.1%	19,402
	NET ASSETS — 100.0%	$35,068,959

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of February 28, 2023.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedules of Investments

February 28, 2023

Shares	Security Description	Value
	COMMON STOCKS — 87.9%
	Dividend Champions — 15.5%
29,125	Apple Hospitality REIT, Inc.	$480,854
6,950	Boston Properties, Inc.	455,086
3,516	Crown Castle, Inc.	459,717
4,457	Digital Realty Trust, Inc.	464,553
7,790	Equity Residential	487,031
3,093	Extra Space Storage, Inc.	509,262
3,317	Innovative Industrial Properties, Inc.	293,256
10,566	National Retail Properties, Inc.	478,851
4,099	Simon Property Group, Inc.	500,447
19,871	Vornado Realty Trust	393,048
6,081	WP Carey, Inc.	493,534
		5,015,639
	Large-Cap REITs — 14.6%
51,667	AGNC Investment Corporation	561,620
23,600	Annaly Capital Management, Inc.	488,048
19,718	Blackstone Mortgage Trust, Inc. - Class A	417,430
9,576	Gaming and Leisure Properties, Inc.	515,955
24,873	Healthcare Realty Trust, Inc.	485,023
38,545	Medical Properties Trust, Inc.	397,014
55,818	New Residential Investment Corporation	507,944
15,836	Omega Healthcare Investors, Inc.	424,246
11,639	Spirit Realty Capital, Inc.	479,294
23,308	Starwood Property Trust, Inc.	446,581
		4,723,155
	Mid-Cap REITs — 27.6% (a)
32,793	Apollo Commercial Real Estate Finance, Inc.	376,792
26,803	Arbor Realty Trust, Inc.	404,189
60,112	Brandywine Realty Trust	354,060
22,587	Broadstone Net Lease, Inc.	400,919
20,378	CareTrust REIT, Inc.	400,835
60,034	Chimera Investment Corporation	389,621
24,708	Easterly Government Properties, Inc.	373,091
9,579	EPR Properties	391,206
29,431	Global Net Lease, Inc.	415,566
13,514	Highwoods Properties, Inc.	358,121

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 87.9% (Continued)
	Mid-Cap REITs — 27.6% (a) (Continued)
35,794	Hudson Pacific Properties, Inc.	$330,379
23,773	KKR Real Estate Finance Trust, Inc.	344,708
35,447	Ladder Capital Corporation	400,551
35,737	MFA Financial, Inc.	382,743
7,090	National Health Investors, Inc.	389,950
141,725	New York Mortgage Trust, Inc.	378,406
21,971	Outfront Media, Inc.	383,394
25,576	PennyMac Mortgage Investment Trust	333,255
27,018	Physicians Realty Trust	400,677
38,121	Piedmont Office Realty Trust, Inc.	348,807
31,226	Sabra Health Care REIT, Inc.	371,902
9,544	SL Green Realty Corporation	324,973
24,233	Two Harbors Investment Corporation	401,541
53,253	Uniti Group, Inc.	292,359
		8,948,045
	Small-Cap REITs — 30.2% (a)
23,296	AFC Gamma, Inc.	360,855
1,577	Alexander’s, Inc.	345,221
59,638	American Finance Trust, Inc.	409,117
32,204	Ares Commercial Real Estate Corporation	364,227
32,292	Armada Hoffler Properties, Inc.	413,983
68,994	ARMOUR Residential REIT, Inc.	374,637
55,344	BrightSpire Capital, Inc.	408,992
66,990	Cherry Hill Mortgage Investment Corporation	455,532
39,376	City Office REIT, Inc.	333,121
19,165	CTO Realty Growth, Inc.	336,921
26,772	Franklin BSP Realty Trust, Inc.	375,076
20,983	Gladstone Commercial Corporation	287,047
41,255	Global Medical REIT, Inc.	415,025
65,217	Granite Point Mortgage Trust, Inc.	390,650
29,721	Invesco Mortgage Capital, Inc.	372,404
10,055	LTC Properties, Inc.	360,170
25,749	Office Properties Income Trust	423,314
16,216	One Liberty Properties, Inc.	367,292
37,132	Orchid Island Capital, Inc.	421,820
24,788	Postal Realty Trust, Inc. - Class A	362,648
29,860	Ready Capital Corporation	336,224

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 87.9% (Continued)
	Small-Cap REITs — 30.2% (a) (Continued)
110,908	Sachem Capital Corporation	$421,450
51,026	Service Properties Trust	560,266
55,144	TPG RE Finance Trust, Inc.	468,173
7,539	Universal Health Realty Income Trust	399,718
		9,763,883
	TOTAL COMMON STOCKS (Cost $33,503,059)	28,450,722

	PREFERRED STOCKS — 11.1%
	Preferreds Issued By U.S. REITs — 11.1%
	AGNC Investment Corporation
4,456	Series C, 9.903%, (3 mo. LIBOR US + 5.111%), Perpetual	113,494
5,168	Series E, 6.500%, Perpetual (b)	116,125
	Annaly Capital Management, Inc.
4,415	Series F, 9.723%, (3 mo. LIBOR US + 4.993%), Perpetual	110,552
4,690	Series G, 6.500%, Perpetual (b)	115,561
4,707	Series I, 6.750%, Perpetual (b)	114,851
	ARMOUR Residential REIT, Inc.
5,399	Series C, 7.000%, Perpetual	112,515
	Chimera Investment Corporation
5,350	Series B, 8.000%, Perpetual (b)	119,466
5,859	Series C, 7.750%, Perpetual (b)	117,414
5,534	Series D, 8.000%, Perpetual (b)	117,321
	DiamondRock Hospitality Company
4,420	8.250%, Perpetual	113,329
	DigitalBridge Group, Inc.
5,981	Series I, 7.150%, Perpetual	128,591
5,927	Series J, 7.125%, Perpetual	127,312
	Global Net Lease, Inc.
5,191	Series A, 7.250%, Perpetual	117,939
	Hersha Hospitality Trust
5,610	Series D, 6.500%, Perpetual	117,754
	Invesco Mortgage Capital, Inc.
5,539	Series C, 7.500%, Perpetual (b)	126,068
	KKR Real Estate Finance Trust, Inc.
6,199	Series A, 6.500%, Perpetual	128,319

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	PREFERRED STOCKS — 11.1% (Continued)
	Preferreds Issued By U.S. REITs — 11.1% (Continued)
	MFA Financial, Inc.
5,936	Series C, 6.500%, Perpetual (b)	$118,542
	Necessity Retail REIT, Inc.
5,254	Series A, 7.500%, Perpetual	116,849
	New York Mortgage Trust, Inc.
5,269	Series D, 8.000%, Perpetual (b)	120,976
5,525	Series E, 7.875%, Perpetual (b)	112,323
	PennyMac Mortgage Investment Trust
4,910	Series B, 8.000%, Perpetual (b)	117,153
6,029	Series C, 6.750%, Perpetual	120,942
	Rithm Capital Corporation
5,388	Series B, 7.125%, Perpetual (b)	123,170
5,970	Series C, 6.375%, Perpetual (b)	122,325
5,672	Series D, 7.000%, Perpetual (b)	122,629
	RLJ Lodging Trust
4,516	Series A, 1.950%, Perpetual (c)	112,223
	SITE Centers Corporation
4,965	Series A, 6.375%, Perpetual	122,288
	Summit Hotel Properties, Inc.
6,054	Series E, 6.250%, Perpetual	126,771
	Two Harbors Investment Corporation
5,914	Series B, 7.625%, Perpetual (b)	127,210
5,889	Series C, 7.250%, Perpetual (b)	127,791
		3,587,803
	TOTAL PREFERRED STOCKS (Cost $3,667,663)	3,587,803

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedules OF INVESTMENTS
February 28, 2023 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.9%
299,110	First American Government Obligations Fund - Class X, 4.37% (d)	$299,110
	TOTAL SHORT-TERM INVESTMENTS (Cost $299,110)	299,110
	TOTAL INVESTMENTS — 99.9% (Cost $37,469,832)	32,337,635
	Other Assets in Excess of Liabilities — 0.1%	47,319
	NET ASSETS — 100.0%	$32,384,954

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(b)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of February 28, 2023.
(c)	Convertible security.
(d)	Rate shown is the annualized seven-day yield as of February 28, 2023.

REIT - Real Estate Investment Trust

LIBOR - London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Assets and Liabilities

February 28, 2023

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
ASSETS
Investments in securities, at value*	$35,049,557	$32,337,635
Dividends and interest receivable	27,782	57,684
Receivable for capital shares sold	—	115,708
Total assets	35,077,339	32,511,027

LIABILITIES
Payable for securities purchased	—	113,383
Management fees payable	8,380	12,690
Total liabilities	8,380	126,073

NET ASSETS	$35,068,959	$32,384,954

Net Assets Consist of:
Paid-in capital	$40,322,870	$38,318,004
Total distributable earnings (accumulated deficit)	(5,253,911)	(5,933,050)
Net assets	$35,068,959	$32,384,954

Net Asset Value:
Net Assets	$35,068,959	$32,384,954
Shares outstanding^	1,000,000	2,870,000
Net asset value, offering and redemption price per share	$35.07	$11.28
*Identified Cost:
Investments in Securities	$39,231,201	$37,469,832

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Operations

For the Year Ended February 28, 2023

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
INCOME
Dividends+	$865,349	$1,358,587
Interest	1,792	5,200
Total investment income	867,141	1,363,787

EXPENSES
Management fees	124,057	125,720
Total expenses before waiver	124,057	125,720
Less management fees waived (see Note 3)	—	(34,150)
Net expenses	124,057	91,570

Net investment income (loss)	743,084	1,272,217

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,806,556	(531,742)
Change in unrealized appreciation (depreciation) on investments	(8,378,933)	(4,039,439)
Net realized and unrealized gain (loss) on investments	(6,572,377)	(4,571,181)
Net increase (decrease) in net assets resulting from operations	$(5,829,293)	$(3,298,964)

+	Net of foreign taxes withheld of $3,484 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Year Ended February 28,
	2023	2022
OPERATIONS
Net investment income (loss)	$743,084	$764,151
Net realized gain (loss) on investments	1,806,556	10,822,631
Change in unrealized appreciation (depreciation) of investments	(8,378,933)	(3,477,882)
Net increase (decrease) in net assets resulting from operations	(5,829,293)	8,108,900

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(743,084)	(783,934)
Tax return of capital to shareholders	(119,159)	(233,770)
Total distributions to shareholders	(862,243)	(1,017,704)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	904,010	31,613,303
Payments for shares redeemed	(22,566,270)	(34,906,983)
Net increase (decrease) in net assets derived from capital share transactions (a)	(21,662,260)	(3,293,680)
Net increase (decrease) in net assets	$(28,353,796)	$3,797,516

NET ASSETS
Beginning of year	$63,422,755	$59,625,239
End of year	$35,068,959	$63,422,755

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	25,000	775,000
Redemptions	(625,000)	(875,000)
Net increase (decrease)	(600,000)	(100,000)

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Statements of Changes in Net Assets

	Year Ended February 28, 2023	Period Ended February 28, 2022 (a)
OPERATIONS
Net investment income (loss)	$1,272,217	$242,826
Net realized gain (loss) on investments	(531,742)	70,441
Change in unrealized appreciation (depreciation) of investments	(4,039,439)	(1,092,758)
Net increase (decrease) in net assets resulting from operations	(3,298,964)	(779,491)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,272,217)	(349,605)
Tax return of capital to shareholders	(803,578)	(200,959)
Total distributions to shareholders	(2,075,795)	(550,564)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,741,663	23,150,555
Payments for shares redeemed	(802,450)	—
Net increase (decrease) in net assets derived from capital share transactions (a)	15,939,213	23,150,555
Net increase (decrease) in net assets	$10,564,454	$21,820,500

NET ASSETS
Beginning of period/year	$21,820,500	$—
End of period/year	$32,384,954	$21,820,500

(a)	The Fund commenced operations on September 21, 2021. The information presented is for the period from September 21, 2021 to February 28, 2022.

(b)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	1,400,000	1,530,000
Redemptions	(60,000)	—
Net increase (decrease)	1,340,000	1,530,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended February 28,				Period Ended February 29,
	2023	2022	2021		2020(1)
Net asset value, beginning of year/period	$39.64	$35.07	$26.78		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.63	0.42	0.49		0.43
Net realized and unrealized gain (loss) on investments (8)	(4.46)	4.71	8.82		1.80
Total from investment operations	(3.83)	5.13	9.31		2.23

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.64)	(0.42)	(0.87)		(0.45)
Net realized gains	—	(0.01)	—		—
Tax return of capital to shareholders	(0.10)	(0.13)	(0.15)		—
Total distributions to shareholders	(0.74)	(0.56)	(1.02)		(0.45)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	—	—	—		0.00	(3)
Net asset value, end of year/period	$35.07	$39.64	$35.07		$26.78
Total return	-9.62%	14.60%	35.54%		8.88	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$35,069	$63,423	$59,625		$11,381

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30%	0.30%	0.33	%(7)	0.45	%(5)
Net investment income (loss) to average net assets	1.80%	1.03%	1.67%		1.60	%(5)
Portfolio turnover rate (6)	18%	13%	19%		11	%(4)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Represents less than $0.005 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.
(8)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended February 28, 2023		Period Ended February 28, 2022 (1)
Net asset value, beginning of year/period	$14.26		$14.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.62		0.23
Net realized and unrealized gain (loss) on investments (7)	(2.59)		(0.41)
Total from investment operations	(1.97)		(0.18)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.62)		(0.30)
Net realized gains	—		(0.01)
Tax return of capital to shareholders	(0.39)		(0.17)
Total distributions to shareholders	(1.01)		(0.48)

Net asset value, end of period	$11.28		$14.26
Total return	-14.20%		-1.35	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$32,385		$21,821

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (before management fees waived)	0.50%		0.50	%(4)
Expenses to average net assets (after management fees waived)	0.36	%(6)	0.25	%(4)
Net investment income (loss) to average net assets (before management fees waived)	4.92%		3.17	%(4)
Net investment income (loss) to average net assets (after management fees waived)	5.06	%(6)	3.42	%(4)
Portfolio turnover rate (5)	33%		7	%(3)

(1)	Commencement of operations on September 21, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)	The Fund’s 0.25% management fee waiver expired on September 30, 2022.
(7)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Notes to Financial Statements

February 28, 2023

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (individually each a “Fund” or collectively the “Funds”) are each a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Hoya Capital Housing ETF is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The investment objective of the Hoya Capital High Dividend Yield ETF is to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (the “Index”). Hoya Capital Housing ETF commenced operations on March 19, 2019 and Hoya Capital High Dividend Yield ETF commenced operations on September 21, 2021.

The end of the reporting period for the Funds is February 28, 2023. The period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Hoya Capital Housing ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$34,982,712	$—	$—	$34,982,712
Short-Term Investments	66,845	—	—	66,845
Total Investments in Securities	$35,049,557	$—	$—	$35,049,557

Hoya Capital High Dividend Yield ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$28,450,722	$—	$—	$28,450,722
Preferred Stocks	3,587,803	—	—	3,587,803
Short-Term Investments	299,110	—	—	299,110
Total Investments in Securities	$32,337,635	$—	$—	$32,337,635

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and applicable state and local tax returns.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Funds. Distributions to shareholders from net realized gains on securities are declared and paid by the Funds on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

G.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

For the current fiscal period, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Hoya Capital Housing ETF	$(2,332,686)	$2,332,686
Hoya Capital High Dividend Yield ETF	(232,773)	232,773

During the current fiscal period the Funds realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

Hoya Capital Housing ETF	$2,332,686
Hoya Capital High Dividend Yield ETF	232,773

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Funds. An affiliate of the Adviser, Hoya Capital Index Innovations (the “Index Provider”), serves as index provider to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For the services it provides to the Funds, the Funds pay the Adviser a unified management fee, which is calculated daily and paid monthly, at the annual rates of each Fund’s average daily net assets listed below. The Adviser is responsible for paying the Sub-Adviser.

Hoya Capital Housing ETF	0.30%
Hoya Capital High Dividend Yield ETF	0.50%

The Adviser contractually waived 0.25% of its Advisor fees for the Hoya Capital High Dividend Yield ETF from the Fund’s commencement of operations on September 21, 2021 through September 30, 2022. Fees waived under this waiver agreement are not subject to recoupment by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

	Purchases	Sales
Hoya Capital Housing ETF	$8,327,145	$7,278,961
Hoya Capital High Dividend Yield ETF	$8,859,153	$8,208,231

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Hoya Capital Housing ETF	$—	$22,245,606
Hoya Capital High Dividend Yield ETF	$15,938,683	$793,942

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 28, 2023 were as follows:

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
Tax cost of investments	$39,412,145	$37,780,210
Gross tax unrealized appreciation	$2,183,926	$747,119
Gross tax unrealized depreciation	(6,546,514)	(6,189,694)
Net tax unrealized appreciation (depreciation)	(4,362,588)	(5,442,575)
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Other accumulated gain (loss)	(891,323)	(490,475)
Distributable earnings (accumulated deficit)	$(5,253,911)	$(5,933,050)

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended February 28, 2023, the Funds did not elect to defer any post-October capital losses or late-year losses.

As of February 28, 2023, the Funds had the following capital loss carryforwards with an indefinite expiration:

	Short-Term	Long-Term
Hoya Capital Housing ETF	$379,752	$511,571
Hoya Capital High Dividend Yield ETF	293,846	196,629

The tax character of distributions declared by the Funds during the current fiscal period were as follows:

	Year Ended February 28, 2023
Fund	Ordinary Income	Return of Capital
Hoya Capital Housing ETF	$743,084	$119,159
Hoya Capital High Dividend Yield ETF	1,272,217	803,578

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

The tax character of distributions declared by the Funds during the period ended February 28, 2022 were as follows:

	Year/Period Ended February 28, 2022
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Hoya Capital Housing ETF	$764,151	$19,783	$233,770
Hoya Capital High Dividend Yield ETF	287,207	62,398	200,959

NOTE 6 – SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Funds, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2023 (Continued)

NOTE 7 – RISKS

Concentration Risk. The Funds’ investments will be concentrated in an industry or group of industries to the extent the Indexes are so concentrated, and the Indexes are expected to be concentrated in housing and real estate-related industries. When the Funds focus their investments in a particular industry or sector, they thereby present a more concentrated risk and their performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Funds’ performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Hoya Capital ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hoya Capital ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hoya Capital ETFs comprising the funds listed below (the “Funds”), each a series of ETF Series Solutions, as of February 28, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Hoya Capital Housing ETF	For the year ended February 28, 2023	For the years ended February 28, 2023 and 2022	For the years ended February 28, 2023, 2022, and 2021 and for the period from March 19, 2019 (commencement of operations) through February 29, 2020
Hoya Capital High Dividend Yield ETF	For the year ended February 28, 2023	For the year ended February 28, 2023 and for the period from September 21, 2021 (commencement of operations) through February 28, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

Hoya Capital ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
April 27, 2023

Hoya Capital ETFs

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	54	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Manager Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	54	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	54	Independent Trustee, PPM Funds (2 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	54	None

Hoya Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Alyssa M. Bernard Born: 1988	Vice President	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018–2021); Attorney, Waddell & Reed Financial, Inc. (2017–2018).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).
Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016-2022)
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2021).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021–2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).

Hoya Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended February 28, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of the Funds shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended February 28, 2023 (Unaudited) (Continued)

Hoya Capital Housing ETF
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,052.50	$1.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.31	$1.51

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Hoya Capital High Dividend Yield ETF
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$ 938.50	$2.21
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.51	$2.31

(2)

The dollar amount shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.46%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Hoya Capital ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital Housing ETF
Hoya Capital High Dividend Yield ETF

Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 11-12, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Hoya Capital Real Estate, LLC (the “Adviser”) and the Trust, on behalf of Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (each, a “Fund” and, together, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to each Fund; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the

Hoya Capital Housing ETF
Hoya Capital High Dividend Yield ETF

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including monitoring the Funds’ adherence to their investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which each Fund achieves its investment objective as a passively managed fund. Additionally, the Board considered that the Adviser’s affiliate, Hoya Capital Index Innovations, LLC, serves as the index provider to the Funds, and the Adviser will provide advisory services to the Funds based on these affiliated indices.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended September 30, 2022, had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in each Fund’s Morningstar category – US Fund Mid-Cap Value (Housing ETF) and US Fund Real Estate (High Dividend Yield ETF), respectively (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

In addition, the Board noted that, for each applicable period ended September 30, 2022, each Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that each Fund tracked its underlying index closely and in an appropriate manner.

Hoya Capital Housing ETF: The Board noted that the Fund underperformed its broad-based benchmarks, the S&P MidCap 400 Index and S&P 500 Index, for each of the one-year and three-year periods, but the Fund outperformed the S&P MidCap 400 Index for the since inception period. The S&P 500 Index provides an indication of the

Hoya Capital Housing ETF
Hoya Capital High Dividend Yield ETF

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

performance of U.S. large-cap companies, while the S&P MidCap 400 Index provides an indication of the performance of U.S. mid-sized companies. The Board noted, however, that the Fund seeks to provide investors with exposure to companies in a very specific industry (i.e., companies involved in the U.S. housing industry), not broad exposure to the large-cap or mid-cap equity markets.

The Board noted that, for the since inception period ended September 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group, but the Fund underperformed the median return of its Peer Group and Category Peer Group over the one-year period. For the three-year period ended September 30, 2022, the Board noted that the Fund outperformed the median return of its Peer Group but underperformed the median return of its Category Peer Group. The Board took into consideration that although the Housing ETF invests a significant portion of its assets in REITs, it is classified by Morningstar among mid-cap value ETFs, rather than real estate ETFs, given its significant allocation to companies that build homes or provide related products or services. Accordingly, the Board considered that the Housing ETF’s Category Peer Group is comprised of ETFs that do not invest primarily in the real estate sector or real estate-related companies. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year and three-year periods ended September 30, 2022. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as homebuilding and residential real estate ETFs.

Hoya Capital High Dividend Yield ETF: The Board noted that the Fund underperformed its broad-based benchmark, the Dow Jones U.S. Real Estate Index, for the one-year and since inception periods. The Dow Jones U.S. Real Estate Index is designed to track the performance of REIT and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. The Board noted the Fund’s underlying index also seeks diversified exposure to U.S. listed real estate-related securities, including REITs; however, the Fund’s underlying index uses screens to identify and select real estate investments that provide income through high dividend yields.

The Board noted that, for the one-year and since inception periods ended September 30, 2022, the Fund slightly outperformed the median return of its Peer Group but underperformed the median return of its Category Peer Group. The Board also noted that the Fund performed in line with the funds from the Selected Peer Group for the one-year period. In evaluating the Fund’s comparative performance, the Board considered that the funds included in the Selected Peer Group were described by the Adviser as having significant differences from the Fund with respect to dividend yields, property sector diversification, and balanced exposure across market capitalizations.

Hoya Capital Housing ETF
Hoya Capital High Dividend Yield ETF

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of the Adviser’s own fee and resources.

The Board noted that each Fund’s net expense ratio was equal to its unified fee (described above). The Board then compared each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

Hoya Capital Housing ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and the Category Peer Group. In addition, the Board noted that the Fund had the lowest net expense ratio of all of the funds in its Selected Peer Group.

Hoya Capital High Dividend Yield ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio, but within the range, of the funds in the Peer Group and lower than the median net expense ratio of funds in the Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Hoya Capital Housing ETF
Hoya Capital High Dividend Yield ETF

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Hoya Capital ETFs

Federal Tax Information

(Unaudited)

For the fiscal year ended February 28, 2023, certain dividends paid by the Funds may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hoya Capital Housing ETF	66.82%
Hoya Capital High Dividend Yield ETF	4.99%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2023 was as follows:

Hoya Capital Housing ETF	64.62%
Hoya Capital High Dividend Yield ETF	4.24%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Hoya Capital Housing ETF	0.00%
Hoya Capital High Dividend Yield ETF	0.00%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at hoyaetfs.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at hoyaetfs.com daily.

Hoya Capital ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling tollfree at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at hoyaetfs.com.

(This Page Intentionally Left Blank.)

Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
133 Rowayton Avenue, Suite C
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

Hoya Capital High Dividend Yield ETF

Symbol – RIET
CUSIP – 26922B840

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President (principal executive officer) and Treasurer (principal financial officer). The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2023	FYE 2/28/2022
( a ) Audit Fees	$30,000	$29,000
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$9,000	$8,000
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2023	FYE 2/28/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/28/2023	FYE 2/28/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Leonard M. Rush and Janet D. Olsen.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)       Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/4/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/4/23

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	5/4/23

* Print the name and title of each signing officer under his or her signature.